UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2008

InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

4350 Executive Drive Suite #100, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 21, 2008, InfoSonics Corporation (the “Company”) executed an amendment to its existing Credit Agreement (the “Amendment”) with Wells Fargo HSBC Trade Bank, N.A. (“Wells Fargo”) that allows the Company to borrow up to a maximum of $37,000,000 through April 29, 2008. From April 30, 2008, through the maturity date the maximum reverts to $30,000,000. No other material items were amended.

The description of the Agreement above does not purport to be complete and is qualified in its entirety by reference to the Agreement itself, which is filed as an exhibit to this Current Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The description of the Amendment above does not purport to be complete and is qualified in its entirety by reference to the amendment itself, which is filed as an exhibit to this Current Report.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment to Credit Agreement by and between InfoSonics Corporation and Wells Fargo HSBC Trade Bank, N.A. entered into on April 21, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner
f	Chief Financial Officer

Dated: April 22, 2008